UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

EDGEN GROUP INC.

(Exact name of Registrant as specified in its charter)

Commission File Number	State or Other Jurisdiction of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Registrant's address of principal executive offices, including zip code and telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

Edgen Group Inc. intends to use the materials furnished herewith as Exhibit 99.1, in whole or in part, in one or more meetings with investors, analysts and others beginning on August 15, 2013. A copy of the materials is currently available on Edgen Group Inc.’s internet website at http://www.edgengroup.com on the “Investors” page under the “News and Events – Presentations” link.

The information in this Current Report on Form 8-K and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and Item 9.01 of Form 8-K and shall not be deemed “filed” by Edgen Group Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing, if any.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits.

99.1	Edgen Group Inc. Jefferies 2013 Global Industrials Conference August 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2013	EDGEN GROUP INC.

	By:	/s/ Daniel J. O’Leary
Name: Daniel J. O’Leary
Title: Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Edgen Group Inc. Jefferies 2013 Global Industrials Conference August 15, 2013